UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

MODERN MEDIA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38092	47-1277598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3414 Peachtree Road, Suite 480 Atlanta, GA		30326
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 443-1182

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one right and one-half of one warrant	MMDMU	Nasdaq Capital Market
Common stock, par value $0.0001 per share	MMDM	Nasdaq Capital Market
Rights, each exchangeable into one-tenth of one share of common stock	MMDMR	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	MMDMW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On June 12, 2019, Modern Media Acquisition Corp., a Delaware corporation (the “Company”), convened and then adjourned, without conducting any business, its special meeting of stockholders (the “Special Meeting”) until 11:00 a.m., local time, on Friday, June 14, 2019, at which time the Company’s stockholders will vote on the proposals described in the proxy statement filed with the Securities and Exchange Commission on May 20, 2019, as supplemented on June 7, 2019. At the reconvened Special Meeting, stockholders of the Company will be asked to vote on a proposal to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from June 17, 2019 to September 17, 2019 (the “Extension”), and, if necessary, a proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal. The Special Meeting will still be held at the Company’s offices located at 3414 Peachtree Road, Suite 480, Atlanta, GA 30326.

Only holders of record of the Company’s common stock at the close of business on May 13, 2019 will be entitled to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting.

Additional Information About the Business Combination

In connection with the proposed business combination (the “Business Combination”), the Company has filed a definitive proxy statement on Schedule 14A on May 20, 2019 (the “Extension Special Meeting Proxy Statement”) relating to the Special Meeting to approve the Extension. In connection with the proposed Business Combination, Modern Media Acquisition Corp. S.A., a Luxembourg public limited company (société anonyme) (“PubCo”) has filed a Registration Statement on Form F-4 (No. 333-229613) that includes a preliminary proxy statement/prospectus that is both the proxy statement to be distributed to the Company’s stockholders in connection with the solicitation by the Company of proxies for the vote by the stockholders on the Business Combination as well as the prospectus covering the registration of the ordinary shares, nominal value of €0.01 per share, and warrants, of PubCo, to be issued in connection with the Business Combination. When finalized, the Company will mail the proxy statement/prospectus to its stockholders. The Company’s stockholders are urged to read the Extension Special Meeting Proxy Statement regarding the Special Meeting and the definitive proxy statement/prospectus regarding the Business Combination, when it becomes available, as they will contain important information regarding the Extension, the Company, Akazoo Limited, a private company limited by shares incorporated under the laws of Scotland (“Akazoo”), PubCo, the Business Combination, the agreements relating thereto and related matters. The Extension Special Meeting Proxy Statement regarding the Special Meeting was mailed to Company stockholders as of May 13, 2019, which is the record date established for voting at that special meeting. The definitive proxy statement/prospectus regarding the Business Combination will be mailed to Company stockholders as of a record date to be established for voting at that special meeting. When available, you will be able to obtain copies of all documents regarding the Business Combination and other documents filed by the Company or PubCo with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by contacting the Company at 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326, Attention: Corporate Secretary.

Participants in the Solicitation

The Company, Akazoo, PubCo and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s stockholders in connection with the Extension or the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Extension Special Meeting is set forth in the Extension Special Meeting Proxy Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination will be set forth in the joint proxy statement/prospectus included in the Business Combination Registration Statement when it is filed with the SEC.

You can find more information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018, filed with the SEC on June 29, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Company’s definitive proxy statement/prospectus when it becomes available, which can be obtained free of charge from the sources indicated above, when available.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN MEDIA ACQUISITION CORP.

Date: June 12, 2019	By:	/s/ Lewis W. Dickey, Jr.
Name: Lewis W. Dickey, Jr. Title: President and Chief Executive Officer